                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                  SYNTEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                 [SYNTEL LOGO]

April 27, 2001

Dear Shareholder:

     It is my pleasure to invite you to attend the 2001 Annual Meeting of Shareholders of Syntel, Inc. on Wednesday, May 23, 2001, at 10:00 a.m. The meeting will be held at the Townsend Hotel, 100 Townsend Street, Birmingham, Michigan. If you should need directions to the Townsend Hotel or information on parking, please contact them at (248) 642-7900.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting, the election of directors.

     Your vote is important. Whether or not you plan to attend the meeting, we urge you to complete, sign, and return your proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may of course revoke your proxy and vote in person at the meeting if you wish.

                                          Sincerely,
                                          /s/BHARAT DESAI

                                          Bharat Desai
                                          Chairman, President, and Chief
                                          Executive Officer

                                  SYNTEL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 2001

--------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Syntel, Inc., a Michigan corporation, will be held on Wednesday, May 23, 2001, at 10:00 a.m., at the Townsend Hotel, 100 Townsend Street, Birmingham, Michigan. The purposes of the Annual Meeting are to:

     1. elect one director for a term of three years; and

     2. conduct any other business that is properly raised at the meeting or any adjournment of the meeting.

     Only shareholders of record at the close of business on March 30, 2001 may receive notice of and vote at the meeting.

                                          By Order of the Board

                                          /s/ DANIEL M. MOORE
April 27, 2001                            Daniel M. Moore
                                          Chief Administrative Officer
                                          and Secretary

--------------------------------------------------------------------------------

WE WOULD LIKE SHAREHOLDERS TO COME TO THE MEETING, BUT, EVEN IF YOU PLAN TO ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                  SYNTEL, INC.
                           2800 LIVERNOIS, SUITE 400
                              TROY, MICHIGAN 48083

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 23, 2001

SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying proxy are being distributed to shareholders of Syntel, Inc. ("Company") in connection with the solicitation of proxies to be used at the 2001 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at the Townsend Hotel, 100 Townsend Street, Birmingham, Michigan, on Wednesday, May 23, 2001, at 10:00 a.m.

     The enclosed proxy is solicited by the Board of Directors of the Company. This Proxy Statement and the enclosed proxy were mailed or given to shareholders beginning on April 27, 2001. The Company's 2000 Annual Report to Shareholders is also enclosed with this Proxy Statement.

     The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians, and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company's expense.

REVOKING A PROXY

     Any person giving a proxy has the power to revoke it at any time before it is voted. There are three ways to revoke your proxy. You may deliver a written notice of revocation, which is dated after the date of the proxy, to the inspectors of the election at or before the Annual Meeting. You may deliver a later-dated proxy to the inspectors of the election at or before the Annual Meeting. You may attend the Annual Meeting in person and vote your shares by ballot.

RECORD DATE

     The record date for determining shareholders entitled to vote at the Annual Meeting is March 30, 2001. Each of the 38,160,613 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners ("broker non-votes") will be counted as present at the Annual Meeting to determine whether a quorum exists.

                       MATTERS TO COME BEFORE THE MEETING
                             ELECTION OF A DIRECTOR

     The Board of Directors is composed of three classes of members, each class being as nearly equal in number as possible. One class of directors is elected each year to hold office for a three-year term and until successors of that class are duly elected and qualified. There are currently five members of the Board.

     One director is to be elected at the Annual Meeting to serve for a term ending at the 2004 Annual Meeting of Shareholders. The nominee named below has been selected by the Board of Directors. Except where the authority to do so has been withheld, it is the intention of the persons named in the Company's proxy to vote to elect the nominee as a director.

     The person receiving a plurality of the votes cast at the Annual Meeting in person or by proxy will be elected as a director. "Plurality" means that the nominee who receives the largest number of votes cast is elected as a director. Shares not voted (whether by abstention, broker non-votes or otherwise) have no effect on the election. In case the nominee is unable or declines to serve, proxies will be voted for another person designated by the Board of Directors to replace the nominee. However, the Board of Directors does not anticipate this will occur.

     Information concerning the nominee for election and the directors continuing in office, with respect to age and positions with the Company or other principal occupations for the past five years follows. Mr. Desai and Ms. Sethi have been directors of the Company since its formation in 1980. Messrs. Mrkonic, Van Houweling, and Choksi were appointed by the Board to fill vacancies created upon increasing the size of the Board after completion of the Company's initial public offering in August 1997.

        NOMINEE FOR ELECTION AS A DIRECTOR UNTIL THE 2004 ANNUAL MEETING

     GEORGE R. MRKONIC, age 48, is Vice Chairman and a director of Borders Group, Inc., a retailer of books and music headquartered in Ann Arbor, Michigan. From November 1994 to January 1997, Mr. Mrkonic was also the President of Borders Group, Inc. Mr. Mrkonic is also a director of Champion Enterprises, Inc., a manufacturer and seller of manufactured homes, Cheap Tickets, Inc., a retail seller of discount tickets for domestic leisure air travel, and Nashua Corporation, a producer of specialty paper and label products.

          DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2002 ANNUAL MEETING

     NEERJA SETHI, age 46, is a co-founder of the Company and has served as its Vice President, Corporate Affairs and as a director since the Company's formation in 1980, and as Secretary and Treasurer from 1980 to March 1996. Ms. Sethi is the spouse of Mr. Desai.

     DOUGLAS E. VAN HOUWELING, age 57, has been Chief Executive Officer and President of the University Corporation for Advanced Internet Development (UCAID) since November 1997. UCAID is the not for profit organization created by the higher education community to support continued development of the Internet through the Internet2 project. Dr. Van Houweling is on leave from the University of Michigan where he is Professor of Information. From December 1984 until November 1997, he was Vice Provost for Information and Technology and from 1995 until November 1997 he was the Dean for Academic Outreach, both at the University of Michigan.

          DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2003 ANNUAL MEETING

     BHARAT DESAI, age 48, is a co-founder of the Company and has served as its President and Chief Executive Officer and as a director since its formation in 1980. He has also served as Chairman of the Board since February 1999. Mr. Desai is the spouse of Ms. Sethi.

     PARITOSH K. CHOKSI, age 48, is Chief Financial Officer, Senior Vice President, and a director of ATEL Capital Group, an equipment leasing company, and has served in those capacities since May 1999. From December 1997 through April 1999, Mr. Choksi was Chief Financial Officer of Wink Communications, a developer of interactive television. From 1977 through November 1997, Mr. Choksi was associated with the Phoenix American group of companies, and at the end of that period served as Phoenix American's Senior Vice President, Chief Financial Officer, and Treasurer and as a director.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid $2,000 per Board meeting and $500 per Committee meeting, and all directors are reimbursed for travel expenses incurred in connection with attending Board and Committee meetings. The non-employee directors, Messrs. Choksi, Mrkonic, and Van Houweling, were each granted 6,000 shares of the Company's Common Stock, without restriction, in 1999 as compensation for their service as directors for the years 1999 through 2002.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors meets regularly, at least once each quarter. During 2000, the Board of Directors held four meetings. The standing committees established by the Board of Directors are described below. The Board of Directors does not have a nominating committee or any committee performing similar functions. Each director attended at least 75% of the board and committee meetings he or she was required to attend.

     AUDIT COMMITTEE. The Audit Committee is responsible for reviewing with management and the independent auditors the financial controls, accounting and reporting activities, and legal and compliance issues of the Company. The Audit Committee met four times during 2000. The members of the Audit Committee are Paritosh K. Choksi, Douglas E. Van Houweling (Committee Chairperson), and George
R. Mrkonic.

     COMPENSATION COMMITTEE. The Compensation Committee develops and monitors the executive compensation policies of the Company. The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee also administers the Company's 1997 Stock Option and Incentive Plan and the 1997 Employee Stock Purchase Plan. The Compensation Committee met three times during 2000. The members of the Compensation Committee are Paritosh K. Choksi (Committee Chairperson), Douglas E. Van Houweling, and George R. Mrkonic.

                             EXECUTIVE COMPENSATION
                         COMPENSATION COMMITTEE REPORT

     Compensation policies for executive officers are developed and monitored by the Compensation Committee of the Board of Directors. The Committee recommends to the Board of Directors the nature and amount of compensation for all executive officers. This Committee consists of three independent directors who are neither officers nor employees of the Company.

COMPENSATION POLICIES

     The Company's executive compensation policies are designed to encourage and reward executive efforts which create shareholder value through achievement of corporate objectives and performance goals and, as a result, to align the interests of executives with those of shareholders. More specifically, the Company's compensation policies can be summarized as:

     (a) annual base salaries targeted to be competitive with other leading information technology (IT) services companies with which the Company competes for talent;

     (b) annual cash bonuses based on improved Company performance; and

     (c) long-term incentive-based compensation through the Company's 1997 Stock Option and Incentive Plan and Employee Stock Purchase Plan which is used to link executive performance to shareholder interests, encourage stock ownership in the Company and provide an incentive to create long-term shareholder value.

     Each component of compensation (annual base salary, annual cash bonus, and long-term performance incentives) is described more fully below.

ANNUAL BASE SALARIES

     Executive salaries are intended to be competitive with other leading IT services companies with which the Company competes for personnel. Executive salary levels are based on level of job responsibility, individual performance, and published compensation data for comparable companies.

ANNUAL CASH BONUSES

     Annual incentive-based compensation is provided primarily through cash bonuses. Bonuses are based upon the achievement of specified individual and corporate goals, as well as a review of personal performance which is determined at the discretion of the Committee.

LONG-TERM PERFORMANCE INCENTIVES

     The Committee grants stock options, with ten-year terms at an exercise price equal to the fair market value on the date of grant, having a value based on the level of stock price appreciation over the market price on the date of grant. This provides an incentive for executives to develop shareholder value and rewards them in proportion to the gain received by other shareholders. The Committee considers the level of stock options granted by comparable IT services companies and the number of Company stock options previously granted in reaching its decision to make additional grants of stock options, but does not have a specific weighting formula for each factor.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code limits to $1 million the corporate tax deduction for compensation paid to certain executive officers unless the compensation is based on non-discretionary, pre-established performance goals. The Committee believes that both annual incentive bonuses and stock options granted as long-term performance incentives meet the requirements for fully deductible compensation under Section 162(m).

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee uses the same procedures described above for the other executive officers in setting the annual salary and bonus for Bharat Desai, the Company's Chief Executive Officer. The Committee will evaluate the performance of Mr. Desai at least annually based upon both the Company's financial performance and the extent to which the strategic and business goals established for the Company are met. The Committee does not assign relative weights or rankings to particular factors, but makes its determination based upon a consideration of all such factors.

                                          COMPENSATION COMMITTEE
                                          Paritosh K. Choksi, Chairman
                                          George R. Mrkonic
                                          Douglas E. Van Houweling

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation of the Company's Chief Executive Officer and the other four most highly compensated executive officers of the Company for the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                ------------
                                                      ANNUAL COMPENSATION        SECURITIES
                                                    ------------------------     UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION       FISCAL YEAR    SALARY($)       BONUS($)     OPTIONS(#)     COMPENSATION($)
   ---------------------------       -----------    ---------       --------     ----------     ---------------
Bharat Desai.....................       2000        $300,000             -0-          -0-               -0-
  Chairman, President, and              1999        $300,000             -0-          -0-               -0-
  Chief Executive Officer               1998        $300,000        $600,000          -0-               -0-
John Andary......................       2000        $209,583        $ 35,000          -0-           $ 1,590(1)
  Chief Financial Officer               1999        $197,917        $ 20,000       30,000           $ 1,450(1)
  and Treasurer                         1998        $149,167        $ 60,000          -0-           $ 2,660(1)
Marlin Mackey....................       2000        $179,167        $115,000          -0-               -0-
  Senior Vice President,                1999        $158,333        $ 41,000       30,000               -0-
  Strategic Initiatives                 1998        $116,833        $ 40,000          -0-               -0-
Daniel M. Moore..................       2000        $209,583        $ 50,000          -0-           $   890(1)
  Chief Administrative Officer          1999        $197,917        $ 20,000       30,500           $   820(1)
  and Secretary                         1998        $144,708        $ 75,000          -0-           $ 1,800(1)
Rajiv Tandon.....................       2000        $198,333        $100,000          -0-           $12,000(2)
  Senior Vice President,                1999        $158,542        $ 51,000       62,500           $11,500(2)
  Global Delivery                       1998        $121,667        $ 60,000          -0-               -0-

----------------------------------
(1) These amounts reflect payments by the Company for life insurance upon the named executive officers.

(2) These amounts are city allowances for working in a Syntel office located in a metropolitan area with a high cost of living.

OPTION/SAR GRANTS IN LAST FISCAL PERIOD

     The Company did not grant any stock options or stock appreciation rights to the persons named in the Summary Compensation Table during the last fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information regarding the value of unexercised in-the-money options held at the end of the last fiscal year by the persons named in the Summary Compensation Table. The named executive officers exercised no options during the fiscal year.

                                                NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                           UNDERLYING UNEXERCISED OPTIONS               IN-THE-MONEY OPTIONS
                                                AT FISCAL YEAR-END(#)                 AT FISCAL YEAR-END($)(1)
                                          ---------------------------------       ---------------------------------
                 NAME                     EXERCISABLE         UNEXERCISABLE       EXERCISABLE         UNEXERCISABLE
                 ----                     -----------         -------------       -----------         -------------
Bharat Desai..........................         -0-                  -0-                 -0-                  -0-
John Andary...........................      30,000               45,000             $39,780              $26,520
Marlin Mackey.........................      21,000               39,000             $ 4,860              $ 3,240
Daniel M. Moore.......................      28,550               45,450             $33,150              $26,520
Rajiv Tandon..........................      25,250               71,250             $24,310              $26,520

----------------------------------
(1) Assumes a market price of $5.75 per share, which was the last sale price before the close of the Company's fiscal year on December 31, 2000. At March 30, 2001 the last sale price was $7.50 per share.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total shareholder returns for the S&P 500 Stock Index and for an index of peer companies selected by the Company. The period for comparison is from August 12, 1997, the date of the initial public offering of the Common Stock, through December 31, 2000, the end of the Company's fiscal year. The peer group index is composed of Cambridge Technology Partners, Inc., CIBER, Inc., Computer Horizons Corp., Computer Sciences Corporation, Electronic Data Systems Corporation, Keane, Inc., and Sapient Corporation. These companies were selected based on similarities in their service offerings and their competitive position in the industry.

           COMPARISON OF CUMULATIVE TOTAL RETURN FROM AUGUST 12, 1997
       THROUGH DECEMBER 31, 2000 AMONG SYNTEL, INC., S&P 500 STOCK INDEX
                        AND AN INDEX OF PEER COMPANIES*

                              [PERFORMANCE GRAPH]

                                                8/12/97      12/31/97      12/31/98      12/31/99      12/31/00
                                                -------      --------      --------      --------      --------
Syntel, Inc. ...............................     $100          $106          $126          $180          $ 64
S&P 500 Stock Index                              $100          $105          $133          $159          $142
Peer Group Index                                 $100          $123          $137          $191          $139

----------------------------------
* Assumes that the value of an investment in the Company's Common Stock and each index was $100 on August 12, 1997 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION
                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for, among other things, recommending to the Board of Directors an independent accounting firm to conduct the independent audit of the Company, periodically reviewing the qualifications of the Company's independent auditors, reviewing the scope and results of any audit, and reviewing fees charged by the independent auditors for audit services, non-audit services, and related matters. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. that govern audit committee composition, including the requirement that all the members of the audit committee be "independent directors". The Board of Directors has adopted an Audit Committee Charter, which is attached to this proxy statement as Exhibit A.

     In connection with the December 31, 2000 financial statements, the Audit Committee (a) reviewed and discussed the audited financial statements with and without management; (b) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (c) received and discussed with the auditors the written disclosures and the letter required by Independence Standards Board Statement No. 1 and considered and discussed with the independent auditors the auditors' independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                   AUDIT COMMITTEE
                                   Douglas E. Van Houweling, Chairman
                                   Paritosh K. Choksi
                                   George R. Mrkonic

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has served as independent accountants for the Company since 1995. PricewaterhouseCoopers LLP was selected by the Board of Directors to serve as the Company's independent accountants for the fiscal year ending December 31, 2001. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will respond to appropriate questions.

     AUDIT FEES. Syntel was billed a total of $90,820 by PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of Syntel's financial statements for the 2000 fiscal year and the reviews of our interim financial statements.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Syntel was not billed by PricewaterhouseCoopers LLP for professional services rendered in connection with financial information systems design and implementation during the 2000 fiscal year.

     ALL OTHER FEES. Syntel was billed $29,610 for all other services rendered by PricewaterhouseCoopers LLP.

     The Audit Committee has determined that the provision of all non-audit services performed by PricewaterhouseCoopers LLC were compatible with maintaining their independence.

PRINCIPAL SHAREHOLDERS

     The following table provides information about any person known by management of the Company to have been the beneficial owner of more than five percent of the Company's outstanding Common Stock as of March 30, 2001.

                                                                 AMOUNT AND
                                                                 NATURE OF
                                                                 BENEFICIAL     PERCENT
                      NAME AND ADDRESS                           OWNERSHIP      OF CLASS
                      ----------------                           ----------     --------
Bharat Desai................................................    22,491,842(1)    58.9%
Neerja Sethi................................................    10,470,658(2)    27.4%

----------------------------------
(1) Includes 9,468,692 shares of Common Stock held in four trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 5,400 shares held in several educational trusts for the benefit of other individuals, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi. The business address of Mr. Desai is 2800 Livernois, Suite 400, Troy, Michigan 48083.

(2) Includes 150,000 shares of Common Stock held in two trusts for the benefit of Ms. Sethi's descendants, of which trusts Ms. Sethi is a trustee, and 13,500 shares held in several educational trusts for the benefit of other individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai. The business address of Ms. Sethi is 2800 Livernois, Suite 400, Troy, Michigan 48083.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table provides information, as of March 30, 2001, about the beneficial ownership of the Company's Common Stock by the nominees, present directors and named executive officers of the Company, and by all directors and executive officers as a group.

                                                                 NUMBER OF
                                                                   SHARES
                                                                BENEFICIALLY    PERCENT OF
                            NAME                                  OWNED(1)        CLASS
                            ----                                ------------    ----------
John Andary.................................................         44,544           *
Paritosh K. Choksi..........................................         50,250           *
Bharat Desai................................................     22,491,842(2)    58.7%(4)
Marlin Mackey...............................................         25,176           *
Daniel M. Moore.............................................         41,757           *
George R. Mrkonic...........................................         39,000           *
Neerja Sethi................................................     10,470,658(3)    27.3%(4)
Rajiv Tandon................................................         40,679           *
Douglas E. Van Houweling....................................          9,000           *
All directors and executive officers as a group (12
  persons)..................................................     33,279,204       86.8%

----------------------------------
 *  Less than 1%

(1) The number of shares shown in the table includes the following number of shares which the person specified may acquire by exercising options which were unexercised on March 30, 2001: John Andary, 39,000; Paritosh K. Choksi, 3,000; Marlin Mackey, 22,500; Daniel M. Moore, 37,650; George R. Mrkonic, 3,000; Rajiv Tandon, 33,750; Douglas E. Van Houweling, 3,000; and all directors and executive officers as a group, 182,225.

(2) Includes 9,468,692 shares of Common Stock held in four trusts for the benefit of Mr. Desai's descendants, of which trusts Mr. Desai is a trustee, and 5,400 shares held in several educational trusts for the benefit of other individuals, of which Mr. Desai is also the trustee. Mr. Desai disclaims beneficial ownership of shares held by his spouse, Ms. Sethi.

(3) Includes 150,000 shares of Common Stock held in two trusts for the benefit of Ms. Sethi's descendants, of which trusts Ms. Sethi is a trustee, and 13,500 shares held in several educational trusts for the benefit of other individuals, of which Ms. Sethi is also the trustee. Ms. Sethi disclaims beneficial ownership of shares held by her spouse, Mr. Desai.

(4) Percentages may vary between this table and the preceding table because, when calculating percentages, this table includes exercisable but unexercised options in the total number of shares outstanding.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by regulations of the SEC to furnish the Company copies of all Section 16(a) forms they file.

     Based solely on the Company's review of copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, except for the following, its officers, directors and greater than ten percent beneficial owners met all applicable filing requirements during the last year. The following persons failed to file the listed reports, although all subsequently provided the relevant information on their initial Form 5: Marlin Mackey, his initial report on Form 3; Rajiv Tandon, his initial report on Form 3; the Neerja Sethi Irrevocable Trust f/b/o Saahill Desai, its initial report on Form 3; and the Neerja Sethi Irrevocable Trust f/b/o Pia Desai, its initial report on Form 3.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholder proposals to be presented at the 2002 Annual Meeting must be received by the Company not later than December 21, 2001 if they are to be included in the Company's Proxy Statement for the 2002 Annual Meeting. Such proposals should be addressed to the Secretary at the Company's executive offices.

     Shareholder proposals to be presented at the 2002 Annual Meeting or any Special Meeting which are not to be included in the Company's Proxy Statement for that meeting must be received by the Company not less than 60 nor more than 90 days before the date of the meeting or no later than 10 days after the day of the public announcement of the date of the meeting in accordance with the procedures contained in the Company's Bylaws.

OTHER MATTERS

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on those matters.

                                          By Order of the Board of Directors,

                                          /s/ DANIEL M. MOORE
                                          Daniel M. Moore
                                          Secretary

April 27, 2001

                                                                       EXHIBIT A

                                  SYNTEL, INC.
                                AUDIT COMMITTEE

     Syntel, Inc. (the "Corporation") shall maintain an Audit Committee (the "Committee") consisting of three members of the Board of Directors who shall meet the independence and experience requirements of NASDAQ. The three members shall have no other material relationship to the Corporation nor shall they be related to any of its executive officers. The three members of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Board of Directors in its business judgment. The three members shall be:

                                          Paritosh K. Choksi
                                          George R. Mrkonic, Jr.
                                          Douglas E. Van Houweling, Chairman

     The Committee shall hold meetings once a quarter or more frequently as determined by the Chairman of the Committee and special meetings as necessary. An agenda listing matters to be considered may be prepared and circulated to the Committee prior to each meeting and minutes of each meeting shall be prepared afterwards. The Committee may retain special independent counsel or special accounting or other expert assistance to advise the Committee at the Committee's discretion. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Chairman of the Committee may represent the entire Committee for required quarterly discussions with the independent auditor.

     The Committee shall make regular reports to the Board concerning its activities and findings. The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the financial information to be provided to shareholders and the Securities and Exchange Commission; (ii) the system of internal controls that management has established; and (iii) the internal and independent audit process. The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee.

     The Committee shall have the following responsibilities:

     1. Annually reviewing and reassessing the adequacy of this charter and submitting it to the Board for approval.

     2. Annually reviewing the qualifications and fees of candidates and then recommending to the Board the independent accounting firm to conduct the independent audit of the Corporation, which firm shall be ultimately accountable to the Committee, and periodically reviewing the performance of the independent auditor and, if so determined by the Committee, recommending that the Board of Directors replace the independent auditor.

     3. Annually reviewing with the independent auditors the scope and results of the independent audit, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

     4. Reviewing an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     5. Discussing quarterly with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of their annual audit or quarterly reviews and any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to the letter.

     6. Reviewing the annual financial statements to be included in the Form 10-K before its filing with the Securities and Exchange Commission.

     7. Reviewing with management and the independent auditor the Corporation's quarterly financial statements prior to release of the quarterly Form 10-Q.

     8. Meeting periodically with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such risks.

     9. Reviewing major changes to the Corporation's accounting principles and practices as suggested by management and discussing periodically with the independent auditor its judgments about the quality of the Corporation's accounting principles and financial reporting practices.

     10. Receiving periodic reports from the independent auditor regarding the auditors' independence, discussing such reports with the independent auditors, reviewing the non-audit services performed by the independent auditors and the fees charged therefor to ensure that performance of those services does not impair the independence of the auditors, and, if in the Committee's opinion necessary, recommending that the Board of Directors take appropriate action to insure the independence of the auditor.

     11. Approving the appointment or dismissal of the internal auditor and periodically reviewing with management the role and scope of the work performed by the internal auditor.

     12. Confirming with the independent auditor that no illegal acts have been reported by the independent auditor as required by Section 10A of the Securities Exchange Act of 1934.

     13. Obtaining reports from management, the Corporation's internal auditor, and the independent auditor that the Corporation's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation's code of conduct.

     14. Meeting at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

     15. Periodically reviewing the status of any legal matters, including inquiries received from regulators or government agencies, which may have a material financial impact on the Corporation or seriously affect the reputation of the Corporation.

     16. At the discretion of the Committee, reviewing executive officer travel and entertainment expenses, including executive perquisites, to assess the reasonableness and appropriate documentation of the expenses.

     17. Periodically reviewing with management the programs and procedures to assure compliance with laws, regulations and corporate policy.

     18. Periodically, at the discretion of the Committee, reviewing and recommending to the Board for approval the adequacy of insurance coverage.

     19. After preparation by management and review by the internal auditor and the independent auditor, approving the Committee report to be included in the Corporation's annual proxy statement, with the Committee's charter published as an appendix to the proxy statement at least every three years.

     While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations or the Corporation's code of conduct.

     A majority of the members of the Committee constitutes a quorum for the transaction of business at any meeting. The vote of a majority of the members of the Committee present at any meeting at which there is a quorum shall be necessary to approve the acts of the Committee. A member of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with each other. Participation in a meeting in this manner constitutes presence in person at the meeting.

       PROXY                                                        PROXY


                                  SYNTEL, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS - MAY 23, 2001

     The undersigned appoints Bharat Desai, John Andary and Daniel M. Moore, and each of them, as proxies with full power of substitution and revocation to vote, as designated on the reverse side hereof, all the Common Stock of Syntel, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 23, 2001, or at any adjournment thereof.

     UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXIES' JUDGMENT.

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                                  SYNTEL, INC.
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



                                        For   Withhold
1.  ELECTION OF DIRECTOR
    Nominee:   01 George R. Mrkonic     ()       ()


                                                             Dated________, 2001


                                                     Signature(s)_______________



                                                     ___________________________
                                                     (Please date this proxy
                                                     and sign exactly as your
                                                     name appears hereon.  If
                                                     you sign as attorney,
                                                     executor, administrator,
                                                     trustee, guardian,
                                                     custodian, or corporate
                                                     official, please give your
                                                     full title in such
                                                     capacity.)


_______________________________________________________________________________
                     /\       FOLD AND DETACH HERE       /\

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.